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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Adaptec, Inc. of our report dated April 22, 1996 relating to the financial statements of Adaptec, Inc., which appears in such Prospectus. We also consent to the reference to us under the headings "Experts" in such Prospectus.

/s/ Price Waterhouse LLP
San Jose, California
July 3, 1996